                                                                    Exhibit 99.2

                                 FIFTH AMENDMENT

      FIFTH AMENDMENT, dated as of January 18, 2007 (this "Amendment"), to the
Loan and Security Agreement, dated as of August 1, 2005 (the "Loan Agreement"), among Del Global Technologies Corp. ("Del Global"), RFI Corporation and Del
Medical Imaging Corp. (collectively, the "Borrowers") and North Fork Business
Capital Corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the
Loan Agreement.

                              W I T N E S S E T H :

      WHEREAS, the Borrowers and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

      WHEREAS, the Borrowers have requested that the Lender agree, and the
Lender has agreed to amend certain provisions of the Loan Agreement, each upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, the Borrowers and the Lender agree as follows:

      SECTION 1 AMENDMENTS TO THE LOAN AGREEMENT. Effective as of the date hereof, the Loan Agreement is amended as follows:

            (a) Section 7.2(c) is amended and restated as follows:

            "(c) Corporate Changes, Etc. Each Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, merge or consolidate with any Person or amend, alter or modify its Governing Documents or its legal name, mailing address, chief executive office or principal places of business, structure, status or existence, or liquidate or dissolve itself (or suffer any liquidation or dissolution) or issue any capital stock or other equity interests other than (i) the issuance of shares of capital stock by Del Global upon the exercise of warrants for shares of capital stock of Del Global or the issuance of any other capital stock of Del Global so long as all the Net Cash Proceeds thereof are applied to the outstanding amount of the Loans within three Business
Days of receipt thereof; (ii) the issuance of shares of capital stock by Del
Global in exchange for shares of Villa Sistemi's capital stock not owned by Del
Global as of the Closing Date; (iii) the issuance of shares of capital stock of
Del Global in connection with a rights offering, in form and substance satisfactory to the Lender; (iv) an amendment to the certificate of incorporation of Del Global to increase the aggregate number of shares of common stock authorized to be issued by Del Global from 20,000,000 to 50,000,000 and
(v) a dividend distribution of common stock purchase rights pursuant to a stockholders rights plan and the issuance of shares of common stock upon the exercise of any such common stock purchase rights."

      SECTION 2 CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, the Lender shall have received (a) counterparts of this Amendment, duly executed by the Borrowers, and (b) payment of the costs and expenses (including, without limitation, reasonable attorneys' fees)
incurred by the Lender in connection with this Amendment.

      SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower
represents and warrants as follows:

            (a) Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York or Delaware, as the case may be, and is qualified to do business under the laws of such other jurisdictions in which its failure to so qualify could have a Material Adverse
Effect.

            (b) The execution, delivery and performance by such Borrower of this
Amendment (i) are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such
Borrower's Governing Documents, (B) any Requirement of Law or (C) any Material
Contract and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

            (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such Borrower of this Amendment.

            (d) This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.

            (e) Except as specified in Schedule 6.1(r) to the Loan Agreement and the litigation between Del Global and Jeffrey Moeller, there is no pending or, to the best of such Borrower's knowledge after due inquiry, threatened litigation, contested claim, investigation, arbitration or governmental proceeding by or against such Borrower before any court, Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Amendment or the Loan Agreement as amended hereby.

            (f) Except as specified in Section 1 hereof, no Default has occurred and is continuing.

      SECTION 4 REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

            (a) On and after the date hereof, each reference in the Loan
Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

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            (b) Except as specifically waived or amended above, (i) the Loan
Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and (ii) the
Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan
Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

      SECTION 5 COSTS AND EXPENSES. The Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Lender).

      SECTION 6 COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be
executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

      SECTION 7 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS
AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE
GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS)
AND DECISIONS OF THE STATE OF NEW YORK.

                      SIGNATURES CONTINUE ON FOLLOWING PAGE

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         DEL GLOBAL TECHNOLOGIES CORP.

                                         By: /s/ Mark A. Zorko
                                            -----------------------------------
                                            Name:  Mark A. Zorko
                                            Title: Chief Financial Officer

                                         RFI CORPORATION

                                         By: /s/ Mark A. Zorko
                                            -----------------------------------
                                            Name:  Mark A. Zorko
                                            Title: Chief Financial Officer

                                         DEL MEDICAL IMAGING CORP.

                                         By: /s/ Mark A. Zorko
                                            -----------------------------------
                                            Name:  Mark A. Zorko
                                            Title: Chief Financial Officer

                                         NORTH FORK BUSINESS CAPITAL CORPORATION

                                         By: /s/ Jason C. Rosenberg
                                            ------------------------------------
                                            Name:  Jason C. Rosenberg
                                            Title: VP, Account Manager

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